                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 22, 1998


                          First Midwest Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


            Delaware                     0-10967              36-3161078
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   (State or other jurisdiction        (Commission          (IRS Employer
        of incorporation)              File Number)       Identification No.)


            300 Park Boulevard, Suite 405, Itasca, Illinois    60143
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               (Address of principal executive offices)      (Zip Code)


                                 (630) 875-7450
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               Registrant's telephone number, including area code


                                      N.A.
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            (Former name and address, if changed since last report)
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 June 22, 1998

Item 5. Other Events
--------------------

On June 18, 1998 First Midwest Bancorp, Inc. ("First Midwest") issued a press release reporting that at meetings held on June 17, 1998, shareholders of First Midwest and Heritage Financial Services Inc. ("Heritage") approved all matters related to the Agreement and Plan of Merger between the Companies dated January 14, 1998 providing for the merger of Heritage with First Midwest.

First Midwest shareholders approved the issuance of shares of First Midwest common stock to the shareholders of Heritage pursuant to the Agreement and Plan of Merger and, additionally, approved the Amendment of First Midwest's Restated Certificate of Incorporation increasing the number of authorized shares of First Midwest common stock from 30,000,000 to 60,000,000. Heritage shareholders approved the Agreement and Plan of Merger including the merger of Heritage with First Midwest and the conversion of each share of Heritage common stock into
 .7695 shares of First Midwest common stock upon the consummation of the merger. The shareholder approvals permit a planned July 1, 1998 closing and consummation of the merger.

Additionally, First Midwest shareholders elected John M. O'Meara and J. Stephen Vanderwoude to serve as Directors of the Company until the Year 2001. Three Directors of Heritage, namely Richard T. Wojcik, Jack Payan and John L. Sterling, will be appointed to the First Midwest Board following the consummation of the merger, with each Director to serve until the Year 2001.

                                       2
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 June 22, 1998



The following Items are not applicable for this Form 8-K:

     Item 1.  Changes in Control of Registrant

     Item 2.  Acquisition or Disposition of Assets

     Item 3.  Bankruptcy or Receivership

     Item 4.  Changes in Registrant's Certifying Accountant

     Item 6.  Resignations of Registrant's Directors

     Item 7.  Financial Statements and Exhibits

     Item 8.  Change in Fiscal Year

     Item 9.  Sales of Equity Securities Pursuant to Regulation S

                                       3
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                          FIRST MIDWEST BANCORP, INC.

                                    FORM 8-K

                                 June 22, 1998

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     First Midwest Bancorp, Inc.
                               ---------------------------------------
                                            (Registrant)



Date: June 22, 1998                      DONALD J. SWISTOWICZ
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                                         Donald J. Swistowicz
                                       Executive Vice President